EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our reports dated February 20, 1998, as to the Sierra Advantage Divisions of American General Life Insurance Company Separate Account D, and February 23, 1998, as to American General Life Insurance Company, in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 33-57730) of American General Life Insurance Company Separate Account D.


                                                   /s/ERNST & YOUNG LLP
                                                   --------------------
                                                   Ernst & Young LLP


Houston, Texas
March 30, 1998